                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-6535

          Van Kampen Trust for Investment Grade California Municipals
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

-------------------------------
NYSE Ticker Symbol - VIC
-------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     4.04%
-----------------------------------------------------------------------
One-year total return(1)                                     14.80%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.25%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.68%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.93%
-----------------------------------------------------------------------
Commencement date                                          03/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.93%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 12.44%
-----------------------------------------------------------------------
Preferred share rate(4)                                      0.950%
-----------------------------------------------------------------------
Net asset value                                              $16.58
-----------------------------------------------------------------------
Closing common share market price                            $16.20
-----------------------------------------------------------------------
Six-month high common share market price (03/10/03)          $16.58
-----------------------------------------------------------------------
Six-month low common share market price (12/20/02)           $15.56
-----------------------------------------------------------------------

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 44.3% combined federal and state tax bracket effective for calendar year 2003, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  78.6%
AA/Aa.............................   5.6%
A/A...............................   6.7%
BBB/Baa...........................   9.1%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
Public Education..................  20.3%
Tax District......................  12.8%
Industrial Revenue................  10.6%
Transportation....................  10.4%
Public Building...................   8.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                     $16.6200                           $15.6250
6/93                                                                     $16.9200                           $15.6250
                                                                         $17.7000                           $16.0000
                                                                         $17.5100                           $15.6250
                                                                         $15.6500                           $13.6250
6/94                                                                     $15.4400                           $14.0000
                                                                         $15.2100                           $13.7500
                                                                         $14.2400                           $12.6250
                                                                         $15.5800                           $13.8750
6/95                                                                     $15.8000                           $14.2500
                                                                         $16.0500                           $13.8750
                                                                         $16.8000                           $15.6250
                                                                         $16.0400                           $14.8750
6/96                                                                     $16.0900                           $15.7500
                                                                         $16.4300                           $15.2500
                                                                         $16.5300                           $15.8750
                                                                         $16.2300                           $15.5000
6/97                                                                     $16.6900                           $16.3750
                                                                         $17.0900                           $16.8120
                                                                         $17.2400                           $17.0625
                                                                         $17.1900                           $17.3125
6/98                                                                     $17.2100                           $16.8125
                                                                         $17.6700                           $18.0000
                                                                         $17.1000                           $18.1875
                                                                         $16.9700                           $17.8125
6/99                                                                     $16.2500                           $16.1875
                                                                         $15.6400                           $16.0625
                                                                         $14.9100                           $14.2500
                                                                         $15.3900                           $14.7500
6/00                                                                     $15.3800                           $15.5000
                                                                         $15.7700                           $16.4375
                                                                         $16.4500                           $16.3750
                                                                         $16.3900                           $16.1300
6/01                                                                     $16.0500                           $15.1500
                                                                         $16.6600                           $15.4800
                                                                         $15.9000                           $15.4900
                                                                         $15.6500                           $15.3800
6/02                                                                     $16.1500                           $15.8100
                                                                         $17.2000                           $17.0000
                                                                         $16.5000                           $15.8000
                                                                         $16.4200                           $16.0400
4/03                                                                     $16.5800                           $16.2000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter, with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    California's economic and credit conditions deteriorated during the period. The state's $3.5 billion budget shortfall for fiscal 2003 is projected to grow to $34 billion (by far the largest of any state) in 2004 and potentially grow further in 2005. Governor Gray Davis has proposed measures intended to balance the budget by cutting services and raising taxes selectively, but it is too early to tell whether they will be successful. The state's unemployment level continued to be higher than the average, with personal income growth also lagging the rest of the country. California's fiscal condition was not helped by the unexpected loss of future tobacco revenues.

    The trust's monthly dividend of $0.0935 per share translated to a distribution rate of 6.93 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 12.44 percent on a taxable investment (for an investor in the 44.30 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 4.04 percent based on common share market price. By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 3.39 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   With interest rates hovering near
record lows, we focused on protecting the portfolio from the potential adverse effects of rising interest rates while maintaining the trust's yield. One of the main ways we did this was to adjust the trust's maturity profile by shifting assets from the short end of the yield curve to securities with maturities between 18 and 22 years and a shorter call date. Our quantitative analysis showed that this segment of the yield curve offered the optimal combination of total return potential as well as downside protection in the form of a comfortable yield cushion and an intermediate maturity profile. We also kept the trust's duration (a broad measure of interest rate exposure) lower than that of its benchmark index in order to help limit the potential for damage in the event of rising interest rates.

    Our concern about the state's economic welfare also led us to keep the portfolio's overall credit quality very high. By the end of the period, nearly 79 percent of the trust's holdings were AAA insured bonds, with another 5 percent in AA rated bonds. With so much of the trust invested in high-quality securities, we felt it was prudent to hold some carefully screened BBB holdings in order to maintain the portfolio's dividend yield. As a result, we invested roughly 9 percent of the portfolio in bonds rated BBB.

    The portfolio remained well diversified across all major sectors of the municipal bond market during the period, with the exception of tobacco bonds. These bonds were issued by states seeking to securitize their future income streams resulting from settlements from class action suits against the major tobacco companies. Recent litigation in Illinois resulted in a judge awarding billions more in a suit alleging that the companies misled smokers about the amount of nicotine in "light" cigarettes. In order to appeal, the law required the companies to put up such substantial amounts of money that some began talking about potential bankruptcy, and the tobacco bonds' credit ratings and price performance suffered accordingly. Our decision not to invest in these securities was a benefit to shareholders during the period.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           MUNICIPAL BONDS  154.1%
           CALIFORNIA  152.6%
$ 1,020    A B C CA Uni Sch Dist Cap Apprec Ser B
           (FGIC Insd)...............................    *        08/01/17  $    529,370
  1,000    Abag Fin Auth For Nonprofit Corp CA
           Multi-Family Rev Hsg Utd Dominion Ser A
           Rfdg (Asset Gty Insd).....................   6.400%    08/15/30     1,068,610
  3,540    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Pub Impt Proj Ser C (FSA Insd).....    *        09/01/32       749,630
  2,000    Bay Area Toll Auth CA Toll Brdg Rev San
           Francisco Bay Area Ser D..................   5.000     04/01/17     2,139,460
  3,535    Brea, CA Redev Agy Tax Alloc Ser A Rfdg
           (AMBAC Insd) (a)..........................   5.500     08/01/20     3,902,286
  1,000    California Edl Facs Auth Rev Pooled
           College & Univ Proj Ser B.................   5.250     04/01/24       991,810
  1,000    California Edl Facs Auth Rev Pooled
           College & Univ Proj Ser B.................   6.750     06/01/30     1,092,820
    835    California Edl Facs Auth Rev Student Ln CA
           Ln Pgm Ser A (MBIA Insd)..................   6.000     03/01/16       901,925
    755    California Hlth Fac Fin Auth Rev Hlth Fac
           Small Fac Ln Ser A (CA MTG Insd)..........   6.700     03/01/11       764,090
  1,035    California Hlth Fac Fin Auth Rev Hlth Fac
           Small Fac Ln Ser A (CA MTG Insd)..........   6.750     03/01/20     1,049,055
  2,500    California Hlth Fac Fin Auth Rev Insd Hlth
           Fac Vlycare Ser A (CA MTG Insd)...........   6.125     05/01/12     2,528,775
  1,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd)...............   5.550     08/15/25     1,008,220
  1,000    California Hsg Fin Agy Rev AMT
           Multi-Family Hsg III Ser A (MBIA Insd)....   5.850     08/01/17     1,049,590
  1,000    California Hsg Fin Agy Rev Cap Apprec Home
           Mtg Ser K (MBIA Insd).....................    *        08/01/24       286,850
  1,000    California Hsg Fin Agy Rev Home Mtg Ser B
           (MBIA Insd)...............................   6.000     08/01/16     1,056,710
    260    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd)..............................   6.100     08/01/29       273,208
  1,000    California Hsg Fin Agy Rev Home Mtg Ser M
           (MBIA Insd)...............................   5.550     08/01/17     1,048,650
  4,500    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Southn CA Edison Co (AMBAC Insd)
           (a).......................................   6.000     07/01/27     4,604,265

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 2,110    California Spl Dists Fin Prog Ser 00 (MBIA
           Insd).....................................   5.250%    12/01/26  $  2,221,345
  1,000    California St AMT Veterans Bonds Ser BH
           (FSA Insd)................................   5.400     12/01/15     1,060,420
  2,000    California St AMT Veterans Bonds Ser BH
           (FSA Insd)................................   5.400     12/01/16     2,112,960
  1,000    California St CIFG-TCRS (CIFG Insd).......   5.000     10/01/22     1,043,860
  1,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................   5.500     05/01/15     1,132,850
  2,000    California St Dept Wtr Res Pwr Ser A
           (AMBAC Insd)..............................   5.500     05/01/16     2,259,180
  1,000    California St Dept Wtr Res Wtr Ser W......   5.500     12/01/17     1,119,240
  1,475    California St Pub Wks Brd Lease Rev Dept
           of Corrections Ser B Rfdg.................   5.250     01/01/13     1,618,458
  1,000    California St Univ Fresno Assn Sr Aux
           Organization Event Ctr....................   6.000     07/01/26     1,036,580
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)..................    *        08/01/30       258,382
  1,085    Cathedral City, CA Pub Fin Auth Rev Cap
           Apprec Ser A (MBIA Insd)..................    *        08/01/31       245,264
  1,000    Chaffey, CA Uni High Sch Dist Ser C (FSA
           Insd).....................................   5.000     05/01/27     1,033,000
  1,700    Chino Vly Uni Sch Dist CA Ctfs Partn Ser A
           Rfdg (FSA Insd)...........................   5.375     09/01/20     1,854,139
  1,700    Chula Vista, CA Indl Dev Rev San Diego Gas
           & Elec Co Ser A (AMBAC Insd)..............   6.400     12/01/27     1,740,018
  2,900    Colton, CA Jt Uni Sch Dist Ser A (FGIC
           Insd).....................................   5.500     08/01/22     3,217,579
  1,000    Colton, CA Redev Agy Tax Alloc Mount
           Vernon Corridor Redev.....................   6.300     09/01/36     1,068,330
  1,360    Csuci Fing Auth Rev CA East Campus Cmnty
           Ser A (MBIA Insd).........................   5.125     09/01/21     1,441,246
  1,245    Duarte, CA Multi-Family Rev Hsg Heritage
           Park Apts Ser A (FNMA Collateralized).....   5.850     05/01/30     1,304,872
  1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
           Cmnty Fac Dist No 5 New Sch (FSA Insd)....   5.375     08/15/29     1,070,680
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2
           Rfdg (Connie Lee Insd)....................   5.250     12/01/19     1,085,380
  1,950    Fontana, CA Redev Agy Tax Alloc Southwest
           Indl Park Proj (MBIA Insd)................   5.200     09/01/30     2,016,476
 10,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Cap Apprec Rfdg (a)...................    *        01/15/25     2,843,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A
           (Escrowed to Maturity) (b)................ 0/7.050%    01/01/10  $  3,366,510
  1,680    Glendale, CA Uni Sch Dist Ser D (MBIA
           Insd).....................................   5.250     09/01/17     1,840,625
  1,000    Industry, CA Urban Dev Agy Tax Alloc Civic
           Rec Indl-1 Rfdg (MBIA Insd)...............   5.500     05/01/14     1,123,550
  1,000    Kern, CA Cmnty College Sch Fac Impt Dist
           Mammoth Campus/Kern Cmnty (AMBAC Insd)....    *        08/01/22       381,030
  1,000    Laguna Hills, CA Ctfs Partn Cmnty Ctr Proj
           (MBIA Insd)...............................   5.000     12/01/18     1,067,160
  1,105    Larkspur, CA Sch Dist Cap Apprec Ser A
           (FGIC Insd)...............................    *        08/01/20       475,714
  1,000    Loma Linda, CA Redev Agy Tax Loma Linda
           Redev Proj Rfdg (MBIA Insd) (c)...........   5.125     07/01/30     1,042,290
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales
           Tax Rev Prop A Second Tier Sr Ser A Rfdg
           (AMBAC Insd)..............................   5.000     07/01/25     1,009,030
  1,000    Los Angeles, CA Cmnty College Dist Ser A
           (MBIA Insd)...............................   5.000     06/01/26     1,028,870
  1,000    Los Angeles, CA Ctf Part Sr Sonnenblick
           Del Rio W L. A. (AMBAC Insd)..............   6.000     11/01/19     1,167,170
    260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
           Rev.......................................   6.000     02/15/30       279,898
  1,473    Los Angeles, CA Multi-Family Rev Hsg
           Earthquake Rehab Proj Ser A (FNMA
           Collateralized)...........................   5.700     12/01/27     1,610,223
  1,000    Los Angeles, CA Wtr & Pwr Rev Ser A.......   5.250     07/01/18     1,070,980
  1,000    Los Gatos, CA Jt Uni High Sch Election of
           1998 Ser C (FSA Insd).....................   5.000     06/01/27     1,033,010
  1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac
           Corp (MBIA Insd)..........................   5.250     06/01/30     1,052,110
  1,000    Metropolitan Wtr Dist Southrn CA Wtrwks
           Rev Ser A Rfdg (MBIA Insd)................   4.750     07/01/22     1,020,340
  1,000    Oakland, CA Redev Agy Sub Tax Alloc Cent
           Dist Redev (FGIC Insd)....................   5.500     09/01/18     1,127,440
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd).....................................   5.000     08/01/17     1,054,500
  1,000    Oxnard, CA Uni High Sch Dist Ser A Rfdg
           (MBIA Insd)...............................   6.200     08/01/30     1,168,840
  1,500    Placentia-Yorba Linda CA Un Ser A (FGIC
           Insd).....................................   5.000     08/01/26     1,547,550
  3,000    Port Oakland, CA Ser N Rfdg (MBIA Insd)...   5.000     11/01/22     3,088,050

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 1,220    Rancho Mirage, CA Redev Agy Tax Redev Plan
           1984 Proj Ser A 1 (MBIA Insd).............   5.000%    04/01/26  $  1,254,880
  1,000    Redlands, CA Redev Agy Tax Alloc Redev
           Proj Ser A Rfdg (MBIA Insd)...............   4.750     08/01/21     1,024,900
  2,000    Riverside Cnty, CA Brd Edl Ctfs Partn Fin
           Proj Ser A................................   6.650     11/01/17     2,026,960
  1,650    Roseville, CA Jt Uni High Sch Dist Ser B
           (FGIC Insd)...............................    *        06/01/20       716,150
  1,000    Salinas Vy CA Solid Waste Auth Rev (AMBAC
           Insd).....................................   5.250     08/01/27     1,023,170
  1,000    San Bernardino Cnty, CA Ctfs Partn Med
           Cent Fin Proj (MBIA Insd).................   5.000     08/01/28     1,014,450
  4,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (AMBAC Insd)...................   6.100     09/01/19     4,095,280
  1,500    San Diego, CA Redev Agy Centre City Redev
           Proj Ser A................................   6.400     09/01/25     1,605,060
  1,185    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Rev Second Ser Issue 15B (MBIA
           Insd).....................................   4.800     05/01/17     1,239,605
  1,685    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Rev Spl Fac Lease Ser A (FSA
           Insd).....................................   6.125     01/01/27     1,919,771
  1,000    San Francisco, CA City & Cnty Arpt Commn
           Intl Arpt Second Ser 27A Rfdg (MBIA
           Insd).....................................   5.250     05/01/26     1,021,280
  1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA
           Insd).....................................   5.600     08/01/23     1,156,020
  1,500    Santa Ana, CA Multi-Family Hsg Rev Villa
           Del Sol Apts Ser B (FNMA
           Collateralized)...........................   5.650     11/01/21     1,535,850
  2,000    Santa Ana, CA Uni Sch Dist (MBIA Insd)....   5.375     08/01/27     2,136,260
  1,000    Santa Ana, CA Uni Sch Dist Ctfs Partn Cap
           Apprec Fin Proj (FSA Insd)................    *        04/01/36       174,010
  2,000    South Orange Cnty, CA Pub Fin Auth Reassmt
           Rev (FSA Insd)............................   5.800     09/02/18     2,302,640
    210    Southern CA Home Fin Auth Single Family
           Mtg Rev Ser A (GNMA Collateralized).......   6.750     09/01/22       211,873
  1,000    Stockton, CA Hlth Fac Rev Saint Joseph Med
           Cent Ser A (MBIA Insd)....................   5.625     06/01/13     1,043,850
  1,300    Taft, CA City Elem Sch Dist Ser A (MBIA
           Insd).....................................    *        08/01/22       495,339
  2,000    University of CA Ctf Part San Diego Campus
           Projs Ser A...............................   5.250     01/01/32     2,082,140
  1,200    Ventura Cnty, CA Cmnty College Dist Ser A
           (MBIA Insd)...............................   5.500     08/01/23     1,318,428
  1,000    Vista, CA Uni Sch Dist Ser A (FSA Insd)...   5.000     08/01/23     1,044,750

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON     MATURITY     VALUE
           CALIFORNIA (CONTINUED)
$ 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
           Rev Cmnty Fac Rfdg (FSA Insd).............   6.500%    09/01/14  $  2,246,460
  1,000    Woodland, CA Fin Auth Lease Rev Cap Projs
           Rfdg (XLCA Insd)..........................   5.000     03/01/25     1,031,980
                                                                            ------------
                                                                             118,105,079
                                                                            ------------
           U. S. VIRGIN ISLANDS  1.5%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A.........................   6.375     10/01/19     1,115,930
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  154.1%
  (Cost $111,659,936).....................................................   119,221,009

SHORT-TERM INVESTMENT  0.8%
  (Cost $600,000).........................................................       600,000
                                                                            ------------

TOTAL INVESTMENTS  154.9%
  (Cost $112,259,936).....................................................   119,821,009
OTHER ASSETS IN EXCESS OF LIABILITIES  3.3%...............................     2,577,860
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (58.2%)...............   (45,024,597)
                                                                            ------------
NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................  $ 77,374,272
                                                                            ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CA MTG--California Mortgage Insurance
CIFG--CDC IXIS Financial Guaranty
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
XLCA--XL Capital Assurance Inc.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $112,259,936).......................  $119,821,009
Cash........................................................        89,661
Receivables:
  Investments Sold..........................................     2,031,000
  Interest..................................................     1,768,113
Other.......................................................           230
                                                              ------------
    Total Assets............................................   123,710,013
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,038,940
  Investment Advisory Fee...................................        59,908
  Affiliates................................................         6,151
  Administrative Fee........................................         4,992
Trustees' Deferred Compensation and Retirement Plans........       149,620
Accrued Expenses............................................        51,533
                                                              ------------
    Total Liabilities.......................................     1,311,144
Preferred Shares (including accrued distributions)..........    45,024,597
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 77,374,272
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($77,374,272 divided by
  4,666,320 shares outstanding).............................  $      16.58
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,666,320 shares issued and
  outstanding)..............................................  $     46,663
Paid in Surplus.............................................    68,585,040
Net Unrealized Appreciation.................................     7,561,073
Accumulated Undistributed Net Investment Income.............       678,637
Accumulated Net Realized Gain...............................       502,859
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 77,374,272
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $122,374,272
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,123,938
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     360,962
Preferred Share Maintenance.................................      61,315
Administrative Fee..........................................      30,079
Trustees' Fees and Related Expenses.........................      22,779
Legal.......................................................       8,764
Custody.....................................................       3,844
Other.......................................................      67,939
                                                              ----------
    Total Expenses..........................................     555,682
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,568,256
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  515,081
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   6,207,133
  End of the Period.........................................   7,561,073
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,353,940
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,869,021
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (238,267)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $4,199,010
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2003     OCTOBER 31, 2002
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 2,568,256         $ 5,410,342
Net Realized Gain..................................       515,081           1,249,380
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     1,353,940          (1,703,665)

Distributions to Preferred Shareholders:
  Net Investment Income............................      (174,668)           (341,421)
  Net Realized Gain................................       (63,599)           (379,278)
                                                      -----------         -----------
Change in Net Assets Applicable to Common Shares
  from Operations..................................     4,199,010           4,235,358

Distributions to Common Shareholders:
  Net Investment Income............................    (2,598,878)         (4,581,949)
  Net Realized Gain................................    (1,181,079)         (1,156,781)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES................       419,053          (1,503,372)

NET ASSETS APPLICABLE TO COMMON SHARES:............
Beginning of the Period............................    76,955,219          78,458,591
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $678,637
  and $883,927, respectively)......................   $77,374,272         $76,955,219
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX
                                                   MONTHS
                                                    ENDED
                                                  APRIL 30,   ----------------------------
                                                    2003      2002 (a)    2001      2000
                                                  ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD........   $ 16.49    $ 16.81    $ 15.84   $ 15.10
                                                   -------    -------    -------   -------
  Net Investment Income.........................       .56       1.16       1.16      1.22
  Net Realized and Unrealized Gain/Loss.........       .39       (.10)      1.03       .84
  Common Share Equivalent of Distributions Paid
    to Preferred Shareholders:
    Net Investment Income.......................      (.04)      (.07)      (.29)     (.33)
    Net Realized Gain...........................      (.01)      (.08)      (.01)      -0-
                                                   -------    -------    -------   -------
Total from Investment Operations................       .90        .91       1.89      1.73
  Distributions Paid to Common Shareholders:
    Net Investment Income.......................      (.56)      (.98)      (.92)     (.99)
    Net Realized Gain...........................      (.25)      (.25)       -0-       -0-
                                                   -------    -------    -------   -------
NET ASSET VALUE, END OF THE PERIOD..............   $ 16.58    $ 16.49    $ 16.81   $ 15.84
                                                   =======    =======    =======   =======
Common Share Market Price at End of the
  Period........................................   $ 16.20    $ 16.37    $ 15.59   $16.125
Total Return (b)................................     4.04%*    13.41%      2.45%    19.77%
Net Assets Applicable to Common Shares at End of
  the Period (In millions)......................   $  77.4    $  77.0    $  78.5   $  73.8
Ratio of Expenses to Averages Net Assets
  Applicable to Common Shares (c)...............     1.47%      1.56%      1.74%     1.80%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)........     6.79%      7.13%      7.17%     7.98%
Portfolio Turnover..............................        8%*       21%        27%       28%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)................      .92%       .98%      1.09%     1.10%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........     6.32%      6.68%      5.37%     5.81%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..............     1,800      1,800      1,800     1,800
Asset Coverage Per Preferred Share (e)..........   $67,999    $67,762    $68,588   $66,008
Involuntary Liquidating Preference Per Preferred
  Share.........................................   $25,000    $25,000    $25,000   $25,000
Average Market Value Per Preferred Share........   $25,000    $25,000    $25,000   $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares from 7.11% to 7.13%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                 MARCH 27, 1992
                                                                                 (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                           OF INVESTMENT
-----------------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
------------------------------------------------------------------------------------------------
    $ 17.51   $  17.16   $  16.58   $  16.29   $  14.67   $  17.64   $  14.88       $  14.70
    -------   --------   --------   --------   --------   --------   --------       --------
       1.19       1.24       1.26       1.30       1.30       1.28       1.28            .59
      (1.95)       .70        .84        .40       1.64      (3.00)      2.85            .10
       (.22)      (.28)      (.27)      (.32)      (.40)      (.26)      (.26)          (.13)
       (.10)      (.07)      (.06)      (.04)       -0-       (.01)      (.05)           -0-
    -------   --------   --------   --------   --------   --------   --------       --------
      (1.08)      1.59       1.77       1.34       2.54      (1.99)      3.82            .56
       (.99)      (.99)      (.99)      (.96)      (.92)      (.92)      (.92)          (.38)
       (.34)      (.25)      (.20)      (.09)       -0-       (.06)      (.14)           -0-
    -------   --------   --------   --------   --------   --------   --------       --------
    $ 15.10   $  17.51   $  17.16   $  16.58   $  16.29   $  14.67   $  17.64       $  14.88
    =======   ========   ========   ========   ========   ========   ========       ========
    $14.375   $  18.00   $  16.75   $  15.75   $  14.75   $  12.75   $ 16.375       $  14.25
    -13.54%     15.46%     12.96%     14.14%     23.60%    -16.67%     23.01%         -2.50%*
    $  70.2   $   81.0   $   79.3   $   76.6   $   75.3   $   67.8   $   81.5       $   68.7
      1.74%      1.71%      1.77%      1.80%      1.83%      1.79%      1.73%          1.70%
      7.15%      7.16%      7.57%      7.97%      8.39%      7.91%      7.78%          6.67%
        25%        27%        23%        16%        13%        14%        27%            51%*
      1.10%      1.10%      1.12%      1.13%      1.12%      1.12%      1.09%          1.18%
      5.84%      5.54%      5.93%      5.97%      5.83%      6.31%      6.21%          5.18%
      1,800        900        900        900        900        900        900            900
    $64,025   $140,049   $138,057   $135,121   $133,628   $125,291   $140,558       $126,364
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had $1,038,940 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2003 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $112,189,235
                                                                ============
Gross tax unrealized appreciation...........................    $  7,634,525
Gross tax unrealized depreciation...........................          (2,751)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  7,631,774
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                                                   2002
Distribution paid from:
  Ordinary Income...........................................    $  169,723
  Long-term capital gain....................................     1,382,282
                                                                ----------
                                                                $1,552,005
                                                                ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $   49,226
Undistributed long-term capital gain........................     1,229,956

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $12,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,368,470 and $9,887,120, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

5. PREFERRED SHARES

As of April 30, 2003, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2003 was 0.95%. During the six months ended April 30, 2003, rates ranged from 0.70% to 1.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J. KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VIC SAR 6/03                                                   Member NASD/SIPC.
                                                                11196F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Trust for Investment Grade California Municipals
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003